UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21593
Kayne Anderson MLP Investment Company

(Exact name of registrant as specified in charter)

1800 Avenue of the Stars, Second Floor, Los Angeles, California	90067

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
Kayne Anderson Capital Advisors, L.P., 1800 Avenue of the Stars, Second Floor,
Los Angeles, California 90067

(Name and address of agent for service)
Registrant’s telephone number, including area code: (310) 556-2721
Date of fiscal year end: November 30, 2006
Date of reporting period: May 31, 2006
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
     The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2006 is attached below.

Kayne Anderson MLP Investment Company SEMI-ANNUAL REPORT MAY 31, 2006

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY
MAY 31, 2006
(UNAUDITED)

Portfolio Investments, by Category

Top 10 Holdings, by Issuer

		Percent of
Holding	Sector	Total Investments

1. Energy Transfer Partners, L.P.	Pipeline MLP	13.4%

2. Enterprise Products Partners L.P.	Pipeline MLP	9.4

3. Magellan Midstream Partners, L.P.	Pipeline MLP	9.1

4. Kinder Morgan Management, LLC	Pipeline MLP	8.0

5. Copano Energy, L.L.C.	Pipeline MLP	6.9

6. Plains All American Pipeline, L.P.	Pipeline MLP	6.4

7. Crosstex Energy, L.P.	Pipeline MLP	6.0

8. Enbridge Energy Partners, L.P.	Pipeline MLP	5.3

9. Inergy, L.P.	Propane MLP	5.2

10. Clearwater Natural Resources, LP	Private Coal Company	3.5

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
MAY 31, 2006
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 145.0%
Equity Investments(a) — 145.0%
Pipeline MLP(b) — 120.2%
Atlas Pipeline Partners, L.P.	374	$15,338
Boardwalk Pipeline Partners, LP	352	8,154
Buckeye Partners, L.P.	54	2,325
Copano Energy, L.L.C.	2,210	103,133
Crosstex Energy, L.P.	2,619	89,999
DCP Midstream Partners, LP	70	1,978
Enbridge Energy Management, L.L.C.(c)	401	17,027
Enbridge Energy Partners, L.P.	1,828	79,555
Energy Transfer Partners, L.P.	4,444	201,067
Enterprise Products Partners L.P.	5,580	140,609
Genesis Energy, L.P.	19	231
Global Partners LP	369	7,613
Hiland Partners, LP	76	3,205
Holly Energy Partners, L.P.	220	8,842
Kinder Morgan Management, LLC(c)	2,770	120,395
Magellan Midstream Partners, L.P.	3,937	136,363
MarkWest Energy Partners, L.P.	193	8,303
MarkWest Energy Partners, L.P. — Unregistered(d)	679	29,113
Martin Midstream Partners L.P.	199	6,208
ONEOK Partners, L.P.	768	38,172
Pacific Energy Partners, L.P.	422	13,207
Plains All American Pipeline, L.P.	1,399	67,852
Plains All American Pipeline, L.P.(d)	590	28,255
Regency Energy Partners LP	594	13,244
Sunoco Logistics Partners L.P.	46	1,980
TC PipeLines, LP	210	6,852
TEPPCO Partners, L.P.	484	18,222
TransMontaigne Partners L.P.	71	2,168
Valero L.P.	550	28,293

		1,197,703

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONTINUED)
MAY 31, 2006
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Propane MLP — 11.3%
Ferrellgas Partners, L.P.	1,567	$34,198
Inergy, L.P.	2,966	78,439

		112,637

Shipping MLP — 1.9%
K-Sea Transportation Partners L.P.	105	3,266
Teekay LNG Partners L.P.	259	7,956
U.S. Shipping Partners L.P.	356	7,411

		18,633

Coal MLP — 1.6%
Natural Resource Partners L.P.	171	9,005
Penn Virginia Resource Partners, L.P.	253	6,540

		15,545

MLP Affiliates — 3.0%
Atlas America, Inc.(e)	40	1,826
Crosstex Energy, Inc.	54	4,897
Energy Transfer Equity, L.P.	257	6,867
Kinder Morgan, Inc.	32	3,175
Magellan Midstream Holdings, L.P.	300	6,492
MarkWest Hydrocarbon, Inc.(f)	302	6,816

		30,073

Other — 7.0%
Calumet Specialty Products Partners, L.P.	537	17,179
Clearwater Natural Resources, LP — Unregistered(d)(g)	2,650	53,000

		70,179

Total Long-Term Investments (Cost — $1,159,077)		1,444,770

	Interest	Maturity
	Rate	Date
Short-Term Investment — 5.5%
Repurchase Agreement — 5.5%
Bear, Stearns & Co. Inc. (Agreement dated 5/31/06 to be repurchased at $55,399), collateralized by $56,998 in U.S. Government and Agency Securities (Cost $55,391)	4.900%	06/01/06	55,391

Total Investments — 150.5% (Cost — $1,214,468)			1,500,161

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONCLUDED)
MAY 31, 2006
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Units	Value

Liabilities
Securities Sold Short
Coal MLP
Alliance Resource Partners, L.P. (Cash proceeds received $1,221)	31	$(1,152)
Auction Rate Senior Notes		(320,000)
Deferred Taxes		(114,020)
Other Liabilities		(14,377)

Total Liabilities		(449,549)

Unrealized Appreciation on Interest Rate Swap Contracts		7,910
Income Tax Receivable		2,749
Other Assets		10,449

Total Liabilities in Excess of Other Assets		(428,441)
Preferred Stock at Redemption Value		(75,000)

Net Assets Applicable to Common Stockholders		$996,720

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Includes Limited Liability Companies.

(c)	Distributions are paid in-kind.

(d)	Fair valued securities, restricted from public sale (See Notes 2 and 6).

(e)	Security is non-income producing.

(f)	Security or a portion thereof is segregated as collateral on securities sold short.

(g)	Clearwater Natural Resources, LP is a privately-held company.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2006
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value (Cost — $1,159,077)	$1,444,770
Repurchase agreement (Cost — $55,391)	55,391

Total investments (Cost — $1,214,468)	1,500,161
Deposits with brokers for securities sold short	1,486
Receivable for securities sold	4,725
Interest, dividends and distributions receivable	264
Income tax receivable	2,749
Deferred debt issuance costs and other, net	3,974
Unrealized appreciation on interest rate swap contracts	7,910

Total Assets	1,521,269

LIABILITIES
Investment management fee payable	9,546
Payable for securities purchased	3,821
Securities sold short, at fair value (Proceeds — $1,221)	1,152
Accrued directors’ fees and expenses	45
Accrued expenses and other liabilities	965
Deferred tax liability	114,020

Total Liabilities before Senior Notes	129,549

Auction Rate Senior Notes:
Series A, due April 3, 2045	85,000
Series B, due April 5, 2045	85,000
Series C, due March 31, 2045	90,000
Series E, due December 21, 2045	60,000

Total Senior Notes	320,000

Total Liabilities	449,549

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$996,720

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (37,642,489 shares issued and outstanding, 199,990,000 shares authorized)	$38
Paid-in capital	899,423
Distributions plus net investment loss	(100,132)
Accumulated realized gains on investments, securities sold short and interest rate swap contracts, net of income taxes	17,039
Net unrealized gains on investments, securities sold short and interest rate swap contracts, net of income taxes	180,352

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$996,720

NET ASSET VALUE PER COMMON SHARE	$26.48

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2006
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions	$40,405
Return of capital	(36,185)

Net dividends and distributions	4,220
Interest and other fees	1,394

Total Investment Income	5,614

Expenses
Investment management fees	11,947
Administration fees	360
Professional fees	263
Custodian fees	110
Insurance	97
Reports to stockholders	89
Directors’ fees	86
Dividends on securities sold short	48
Other expenses	138

Total Expenses — Before Interest Expense, Auction Agent Fees and Taxes	13,138
Interest expense	7,111
Auction agent fees	491

Total Expenses — Before Taxes	20,740

Net Investment Loss — Before Taxes	(15,126)
Current tax benefit	5,829
Deferred tax expense	(6)

Net Investment Loss	(9,303)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	4,660
Securities sold short	61
Payments on interest rate swap contracts	128
Current tax expense	(1,867)

Net Realized Gains	2,982

Net Change in Unrealized Gains/(Losses)
Investments	146,254
Securities sold short	90
Interest rate swap contracts	4,513
Deferred tax expense	(58,080)

Net Change in Unrealized Gains	92,777

Net Realized and Unrealized Gains	95,759

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	86,456
DIVIDENDS TO PREFERRED STOCKHOLDERS	(1,741)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$84,715

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Six
	Months Ended		For the Fiscal
	May 31, 2006		Year Ended
	(Unaudited)		November 30, 2005

OPERATIONS
Net investment loss	$(9,303)		$(5,917)
Net realized gains	2,982		13,643
Net change in unrealized gains	92,777		81,858

Net Increase in Net Assets Resulting from Operations	86,456		89,584

DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
Dividends	—	(1)	(1,712	)(2)
Distributions — return of capital	(1,741	)(1)	—	(2)

Dividends/Distributions to Preferred Stockholders	(1,741)		(1,712)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends	—	(1)	(4,396	)(2)
Distributions — return of capital	(31,899	)(1)	(45,809	)(2)

Dividends/Distributions to Common Stockholders	(31,899)		(50,205)

CAPITAL STOCK TRANSACTIONS
Proceeds from secondary public offering of 3,000,000 shares of common stock	—		81,000
Underwriting discounts and offering expenses associated with the issuance of common stock	—		(3,591)
Underwriting discounts and offering expenses associated with the issuance of preferred stock	—		(1,087)
Issuance of 466,938 and 1,009,651 shares of common stock from reinvestment of distributions, respectively	11,814		25,265

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	11,814		101,587

Total Increase in Net Assets Applicable to Common Stockholders	64,630		139,254

NET ASSETS
Beginning of period	932,090		792,836

End of period (includes cumulative distributions plus net investment loss of $100,132 and $57,189, respectively)	$996,720		$932,090

(1)	The information presented in each of these items is a current estimate of the characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the six months ended May 31, 2006 as either a dividend (ordinary income) or a distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred stock dividend and common stock dividend made during the year will not be determinable until after the end of the calendar year when the Company can determine earnings and profits and, therefore, it may differ substantially from the preliminary estimate.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal year ended November 30, 2005 as either a dividend (ordinary income) or a distribution (return of capital). This characterization is based on the Company’s earnings and profits. For fiscal year 2005, the entire amount classified as a dividend to common stockholders is considered qualified dividend income provided the holding period requirement and certain other conditions are met.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2006
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$86,456
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(126,353)
Proceeds from sale of investments	58,624
Proceeds from sale of short-term investments	5,036
Realized gains	(4,849)
Return of capital distributions	36,185
Unrealized gains	(150,857)
Amortization of bond premium	1
Increase in deposits with brokers for short sales	(757)
Decrease in interest, dividend and distributions receivables	772
Increase in receivable for securities sold	(4,503)
Increase in income tax receivable	(5,138)
Increase in deferred debt issuance costs and other	(816)
Increase in investment management fee payable	5,614
Increase in payable for securities purchased	3,754
Increase in securities sold short	830
Decrease in accrued expenses and other liabilities	(157)
Decrease in accrued directors’ fees and expenses	(102)
Increase in deferred tax liability	58,086

Net Cash Used in Operating Activities	(38,174)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of auction rate senior notes	60,000
Cash distributions paid to preferred stockholders	(1,741)
Cash distributions paid to common stockholders	(20,085)

Net Cash Provided by Financing Activities	38,174
NET DECREASE IN CASH	—
CASH — BEGINNING OF PERIOD	—

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $11,814.

During the six months ended May 31, 2006, federal and state taxes paid were $1,173 and interest paid was $7,150.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Six		For the		For the Period
	Months Ended		Fiscal Year		September 28, 2004(1)
	May 31, 2006		Ended		through
	(Unaudited)		November 30, 2005		November 30, 2004

Per Share of Common Stock
Net asset value, beginning of period	$25.07		$23.91		$23.70	(2)
Underwriting discounts and offering costs on the issuance of preferred stock	—		(0.03	)(3)	—
Secondary issuance of common stock, net of underwriting discounts and offering costs	—		0.11	(3)	—

Total	25.07		23.99		23.70

Income from investment operations
Net investment income/(loss)	(0.25	)(3)	(0.17	)(3)	0.02	(4)
Net realized and unrealized gain on investments, securities sold short, options and interest rate swap contracts	2.56	(3)	2.80	(3)	0.19	(4)

Total income from investment operations	2.31		2.63		0.21

Dividends/Distributions — Preferred Stockholders
Dividends	—	(3) (5)	(0.05	)(3) (6)	—
Distributions	(0.05	)(3) (5)	—	(3) (6)	—

Total dividends/distributions — Preferred Stockholders	(0.05)		(0.05)		—

Dividends/Distributions — Common Stockholders
Dividends	—	(5)	(0.13	)(6)	—
Distributions	(0.85	)(5)	(1.37	)(6)	—

Total dividends/distributions — Common Stockholders	(0.85)		(1.50)		—

Net asset value, end of period	$26.48		$25.07		$23.91

Market value per share of common stock, end of period	$25.78		$24.33		$24.90

Total investment return based on common stock market value(7)	9.57%		3.66%		(0.40)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$996,720		$932,090		$792,836
Ratio of expenses to average net assets, including current and deferred income tax expense	15.76	%(8) (9)	8.73	%(8)	4.73	%(8) (9)
Ratio of expenses to average net assets, excluding current and deferred income tax expense	4.37	%(8) (9)	2.32	%(8)	1.20	%(8) (9)
Ratio of expenses, excluding taxes and non-recurring organizational expenses, to average net assets	4.37	%(9)	2.32%		1.08	%(9)
Ratio of expenses, excluding taxes and interest expenses, to average net assets	2.79	%(9)	1.52%		—%
Ratio of net investment income/(loss) to average net assets	(1.96	)%(9)	(0.68)%		0.50	%(9)
Net increase in net assets to common stockholders resulting from operations to average net assets	17.84	%(9)	10.09%		5.30	%(9)
Portfolio turnover rate	4.31	%(10)	25.59	%(10)	11.78	%(10)
Auction Rate Senior Notes outstanding, end of period	$320,000		$260,000		—
Auction Rate Preferred Stock, end of period	$75,000		$75,000		—
Asset coverage of Auction Rate Senior Notes Series A, B, C and E	434.91%		487.34%		—
Asset coverage of Auction Rate Preferred Stock	352.33%		378.24%		—
Average amount of borrowings outstanding per share of common stock during the period	$8.44	(3)	$5.57	(3)	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS — (CONCLUDED)
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(3)	Based on average shares of common stock outstanding of 37,422,690, 34,077,731 and 33,165,900, for the six months ended May 31, 2006, for the fiscal year ended November 30, 2005 and for the period September 28, 2004 through November 30, 2004, respectively.

(4)	Information presented relates to a share of common stock outstanding for the entire period.

(5)	The information presented in each of these items is a current estimate of the characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the six months ended May 31, 2006 (which total amount was $1,741 to preferred stockholders and $31,899 to common stockholders) as either a dividend (ordinary income) or a distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred stock dividend and common stock dividend made during the year will not be determinable until after the end of the calendar year when the Company can determine earnings and profits and, therefore, it may differ substantially from the preliminary estimate.

(6)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal year ended November 30, 2005 (which was $1,712 and $50,205, respectively) as either a dividend (ordinary income) or a distribution (return of capital). This characterization is based on the Company’s earnings and profits.

(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	For the six months ended May 31, 2006, the Company’s current tax benefit was $3,962 and it accrued $58,086 in deferred taxes on its unrealized gains and organizational expenses. For the fiscal year ended November 30, 2005, its current tax expense was $3,669 and it accrued $52,179 in deferred taxes on its unrealized gains and organizational expenses. For the period September 28, 2004 through November 30, 2004, its current income tax expense was $763 and it accrued $3,755 in deferred taxes on its unrealized gains and organizational expenses.

(9)	Ratios are annualized since period is less than one full year.

(10)	Amount not annualized for the six months ended May 31, 2006 and for the period September 28, 2004 through November 30, 2004. For the six months ended May 31, 2006, for the fiscal year ended November 30, 2005, and for the period September 28, 2004 through November 30, 2004, calculated based on the sales of $58,624, $263,296 and $16,880, respectively of long-term investments divided by the average long-term investment balance of $1,361,595, $1,029,035 and $143,328, respectively.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED)

MAY 31, 2006
(amounts in 000’s, except share and per share amounts)

1.	Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN”.

2.	Significant Accounting Policies

A.  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B.  Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

C.  Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options contracts written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson Capital Advisors, L.P.’s (“Kayne Anderson” or the “Advisor”) investment professionals responsible for the portfolio investments;

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

At May 31, 2006, the Company held 11.1% of its net assets applicable to common stockholders (7.3% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $104,156 and fair value of $110,368. Although these securities may be resold in privately negotiated transactions (subject to certain lock-up restrictions), these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.

Any option transaction that the Company enters into may, depending on the applicable market environment have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

D.  Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/ dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

E.  Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding.

F.  Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

G.  Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. For the six months ended May 31, 2006, the Company estimated that 90% of the MLP distributions received would be treated as a return of capital. The Company recorded as return of capital the amount of $36,185 of dividends and distributions received from MLPs. This resulted in an equivalent reduction in the cost basis of the associated MLP investments. Net Realized Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $3,031 and $33,154, respectively, attributable to the recording of such dividends and distributions as reductions in the cost basis of investments. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

H.  Dividends and Distributions to Stockholders — Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions to stockholders of the Company’s Auction Rate Preferred Stock, Series D are accrued on a daily basis and are determined as described in Note 10. The Company’s dividends will be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Company. The Company is unable to make final determinations as to the character of the dividend until after the end of the calendar year. The Company informed its common stockholders in January 2006 of the character of dividends paid during fiscal year 2005. Prospectively, the Company will inform its common stockholders of the character of dividends during that fiscal year in January following such fiscal year.

I.  Partnership Accounting Policy — The Company records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

cost of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J.  Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and book basis and (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset is not realized. Future realization of deferred tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith and reviewed in accordance with the valuation process approved by the Board of Directors. From time to time the Company modifies its estimates or assumptions regarding the deferred tax liability as new information become available.

K.  Organization Expenses, Offering and Debt Issuance Costs — The Company is responsible for paying all organization expenses, which were expensed when the shares of common stock were issued in the Company’s IPO. Offering costs (including underwriting discount) related to the Company’s two issuances of common stock and issuance of Series D preferred stock were charged to additional paid-in capital when the shares were issued. Debt issuance costs (including underwriting discount) related to the auction rate senior notes payable are being capitalized and amortized over the period the notes are outstanding.

L.  Derivative Financial Instruments — The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

M.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Company’s investment objective is to seek a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

The Company has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company equal to the basic management fee or adjusted by the performance fee adjustment, all as described below.

Pursuant to the Investment Management Agreement, the Company has agreed to pay the Adviser a basic management fee at an annual rate of 1.75% of the Company’s average total assets, adjusting upward or downward (by up to 1.00% of the Company’s average total assets, as defined), depending on to what extent, if any, the Company’s investment performance for the relevant performance period exceeds or trails the Company’s “Benchmark” over the same period. The Company’s Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Each 0.01% of difference of the Company’s performance compared to the performance of the Benchmark is multiplied by a performance fee adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). The basic management fee and the performance fee adjustment are calculated and paid quarterly, using a rolling 12-month performance period. Management fees are accrued monthly.

The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. For the six months ended May 31, 2006, the Company accrued management fees at an annual rate of 1.75% of average total assets (2.52% of average net assets applicable to common stockholders) based on the Company’s investment performance for the period June 1, 2005 through May 31, 2006.

For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s average monthly gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

For the six months ended May 31, 2006, KA Associates, Inc., an affiliate of the Adviser, earned approximately $17 in brokerage commissions from portfolio transactions executed on behalf of the Company.

5.	Income Taxes

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and book basis and (ii) the net tax effects of temporary differences between the carrying

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2006 are as follows:

Deferred tax assets:
Organizational costs	$(39)
Deferred tax liabilities:
Unrealized gains on investment securities	79,614
Unrealized gains on investment securities — return of capital	31,372
Other	3,073

Total net deferred tax liability	$114,020

At May 31, 2006, the Company did not record a valuation allowance against its deferred tax assets.

At May 31, 2006, the cost basis of investments for Federal income tax purposes was $1,211,885 and the cash received on securities sold short was $1,221. At May 31, 2006, gross unrealized appreciation and depreciation of investments and securities sold short for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including securities sold short)	$292,883
Gross unrealized depreciation of investments (including securities sold short)	(4,536)

Net unrealized appreciation before tax and interest rate swap contracts	288,347
Unrealized appreciation on interest rate swap contracts	7,910

Net unrealized appreciation before tax	$296,257

Net unrealized appreciation after tax	$182,198

For the six months ended May 31, 2006, the components of income tax expense include $49,204 and $4,920 for deferred federal income taxes and state income taxes (net of the federal tax benefit), respectively. Total income taxes have been computed by applying the Federal statutory income tax rate plus a blended state income tax rate totaling 38.5% to net investment income and realized and unrealized gains on investments before taxes.

6.	Restricted Securities

Certain of the Company’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, the acquisition dates, aggregate costs, and fair value as of May 31, 2006, value per unit of such securities, percent of net assets applicable to common stockholders and percent of total assets which the securities comprise.

		Number			Fair	Value	Percent	Percent
		of Units	Acquisition	Cost	Value	Per	of Net	of Total
Partnership	Security	(in 000’s)	Date	(in 000’s)	(000’s)	Unit	Assets(1)	Assets

Clearwater Natural Resources, LP	Common Units(2)	2,650	8/01/05	$50,300	$53,000	$20.00	5.3%	3.5%
MarkWest Energy Partners, L.P.	Common Units(2)	679	11/09/05	28,968	29,113	42.90	2.9	1.9
Plains All American Pipeline, L.P.	Common Units	393	3/22/06	16,592	18,916	48.07	1.9	1.3
Plains All American Pipeline, L.P.	Common Units	197	4/19/06	8,296	9,339	47.47	1.0	0.6

				$104,156	$110,368		11.1%	7.3%

(1)	Applicable to common stockholders.
(2)	Unregistered security.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

7.	Investment Transactions

For the six months ended May 31, 2006, the Company purchased and sold securities in the amount of $126,353 and $58,624 (excluding short-term investments, securities sold short, and interest rate swaps), respectively.

8.	Revolving Credit Line

The Company has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Company may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Company is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. During the six months ended May 31, 2006, the Company had no outstanding borrowings on the revolving credit line. Any loans under this line are repayable on demand by the lender at any time.

9.	Auction Rate Senior Notes

The Company issued four series of auction rate senior notes, each with a maturity of 40 years, having an aggregate principal amount of $320,000 (“Senior Notes”). The Senior Notes were issued in denominations of $25. The principal amount of the Senior Notes will be due and payable on various dates as follows: Series A on April 3, 2045, Series B on April 5, 2045, Series C on March 31, 2045 and Series E on December 21, 2045. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B, Series C and Series E as of May 31, 2006 were 4.75%, 4.85%, 4.98% and 4.77%, respectively. The weighted average interest rates for Series A, Series B and Series C for the six months ended May 31, 2006, were 4.38%, 4.42%, and 4.54%, respectively. The weighted average interest rate for Series E for the period from December 14, 2005 through May 31, 2006, was 4.48%. These rates include the applicable rate based on the latest results of the auction and do not include commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. The reset rate period for Series A, Series B and Series E Notes is seven days, while Series C Notes reset every 28 days. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

10.	Preferred Stock

The Company issued 3,000 shares of Series D auction rate preferred stock totaling $75,000. The Company has 10,000 shares of authorized preferred stock. The preferred stock has rights determined by the Board of Directors. The preferred stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of preferred stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of May 31, 2006 was 5.05%. The weighted average dividend rate for the six month period ended May 31, 2006, was 4.60%. This rate includes the applicable rate based on the latest results of

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONCLUDED)

the auction and does not include commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The preferred stock is redeemable in certain circumstances at the option of the Company. The preferred stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The holders of the preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

11.	Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of May 31, 2006, the Company has entered into nine interest rate swap contracts with UBS AG as summarized below:

		Fixed Rate	Floating Rate
	Notional	Paid by the	Received by the	Unrealized
Termination Date	Amount	Company	Company	Appreciation

03/25/08-05/09/12	$250,000	4.12-4.65%	1-month U.S. Dollar LIBOR	$7,910

At May 31, 2006, the weighted average duration of the interest rate swap contracts was 3.6 years and the weighted average fixed rate was 4.42%. The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts.

12.	Common Stock

The Company has 199,990,000 shares of common stock authorized and 37,642,489 shares outstanding at May 31, 2006. As of that date, Kayne Anderson owned 4,000 shares. Transactions in common shares for the six months ended May 31, 2006, were as follows:

Shares at November 30, 2005	37,175,551
Shares issued through reinvestment of distributions	466,938

Shares at May 31, 2006	37,642,489

13.	Subsequent Events

On July 13, 2006, the Company paid a dividend to its common stockholders in the amount of $0.44 per share, for a total of $16,563. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,327 was reinvested into the Company for 204,423 newly issued shares of common stock and $857 was used to purchase 32,900 shares in the open market to satisfy such reinvestment plan.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE
(UNAUDITED)

Kayne Anderson MLP Investment Company (the “Company”) considers privacy to be fundamental to its relationship with its stockholders. The Company is committed to maintaining the confidentiality, integrity and security of the non-public personal information of its stockholders and potential investors. Accordingly, the Company has developed internal policies to protect confidentiality while allowing stockholders’ needs to be met. This notice applies to former as well as current stockholders and potential investors who provide the Company with nonpublic personal information.

The Company may collect several types of nonpublic personal information about stockholders or potential investors, including:

•	Information from forms that you may fill out and send to the Company or one of its affiliates or service providers in connection with an investment in the Company (such as name, address, and social security number).

•	Information you may give orally to the Company or one of its affiliates or service providers.

•	Information about your transactions with the Company, its affiliates, or other third parties, such as the amount stockholders have invested in the Company.

•	Information about any bank account stockholders or potential investors may use for transfers between a bank account and an account that holds or is expected to hold shares of its stock.

•	Information collected through an Internet “cookie” (an information collecting device from a web server based on your use of a web site).

The Company may disclose all of the information it collects, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing its compliance with industry standards. Such third parties are required to uphold and maintain its privacy policy when handling your nonpublic personal information.

The Company may disclose information about stockholders or potential investors at their request. The Company will not sell or disclose your nonpublic personal information to anyone except as disclosed above or as otherwise permitted or required by law.

Within the Company and its affiliates, access to information about stockholders and potential investors is restricted to those personnel who need to know the information to service stockholder accounts. The personnel of the Company and its affiliates have been instructed to follow its procedures to protect the privacy of your information.

The Company reserves the right to change this privacy notice in the future. Except as described in this privacy notice, the Company will not use your personal information for any other purpose unless it informs you how such information will be used at the time you disclose it or the Company obtains your permission to do so.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynemlp.com; or

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Company also makes its Forms N-Q available on its website at http://www.kaynemlp.com.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

On June 13, 2006, the Company held its annual meeting of stockholders where the following matter was approved by stockholders: (i) the election of two Class II Directors of the Company, representing Kevin S. McCarthy voted by the Common and Auction Rate Preferred stockholders and Steven C. Good by the Auction Rate Preferred stockholders only. On this matter, 32,332,342 shares (Common and Auction Rate Preferred) were cast in favor, no shares were cast against, and 270,588 shares abstained for the election of Mr. McCarthy, and 2,992 shares (Auction Rate Preferred) were cast in favor for the election of Mr. Good. As a result of the vote on this matter, Kevin S. McCarthy and Steven C. Good were elected to serve as directors of the Company for a 3-year term. In addition to Mr. Good and Mr. McCarthy, the Company’s directors with terms continuing after the meeting are Anne K. Costin, Gerald I. Isenberg, and Terrence J. Quinn.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
Terrence J. Quinn	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Vice President

Investment Adviser	Administrator
Kayne Anderson Capital Advisors, L.P.	Bear Stearns Funds Management Inc.
1800 Avenue of the Stars, Second Floor	383 Madison Avenue
Los Angeles, CA 90067	New York, NY 10179

1100 Louisiana Street, Suite 4550	Stock Transfer Agent and Registrar
Houston, TX 77002	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company	PricewaterhouseCoopers LLP
101 Carnegie Center	350 South Grand Avenue
Princeton, NJ 08540	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105
For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863/MLP-FUND; or visit us on the web at http://www.kaynemlp.com.
This report, including the financial statements herein, is made available to stockholders of the Company for their information. The financial information included herein is taken from the records of the Company without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
     Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
     (a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
     (b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a)(1) Not applicable.
     (a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.
     (b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/S/ TERRY A. HART
Date: August 3, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ KEVIN S. MCCARTHY

Date: August 3, 2006

By:	/S/ TERRY A. HART

Date: August 3, 2006